EXHIBIT 99.1

GRANT THORNTON LLP

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

grant thornton llp

201 S. College Street, Suite 2500
Charlotte, NC 28244

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REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of SSHCOF III PACE Issuer, LLC and Stonehill PACE, LLC:

We have performed the procedures enumerated below, which were agreed to by SSHCOF III PACE Issuer, LLC (the “Issuer”) and Stonehill PACE, LLC (the “Company” and, together with the Issuer, the “Specified Parties”), in their evaluation of certain information with respect to attributes of the Property Assessed Clean Energy (“PACE”) assets related to the offering of certain classes of notes by the Issuer. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

For the purposes of our procedures, we assumed that differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were in agreement. For computations where all numerical inputs were in agreement, the result was deemed in agreement. For the purposes of our procedures above, we assumed any differences in the Property Address, City or State Characteristics that are as a result of abbreviations or punctuation were considered in agreement. The procedures we performed and our findings are as follows.

On April 7, 2020, the Company provided us with a computer readable data file (the “Initial Closing Date Collateral Data File”) containing certain characteristics of the closed PACE assets, which are listed on Appendix A. The 4 assets selected for the agreed-upon procedures were selected by the Company, and not by Grant Thornton LLP. The Company provided us with periodic updates received up to and including April 15, 2020 (together with the “Initial Closing Date Collateral Date File”, the “Closing Date Collateral Data File”). We performed the procedures indicated below on the PACE assets.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•	the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.
•	the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Closing Date Collateral Data File as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

•	the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents may include, but are not limited to, PACE Loan Agreements, PACE Financing Agreements, PACE Promissory Notes, PACE Assessment and Financing Agreements, PACE Assessment Contracts, Investment Committee Memos and Appraisals.

Closing Date Collateral Data File Review Procedures:

The Company provided us with the Closing Date Collateral Data File for purposes of the Closing Date Collateral Data File Review Procedures. The closed PACE assets are listed on Appendix A. For each of the closed PACE assets, we performed comparisons from the Closing Date Collateral Data File, for certain PACE asset characteristics, to information from the Source Documents.

The procedures we performed on the PACE assets are listed below.

Number	Characteristic	Source Document (listed in order of application)
1	Original Assessment Amount	Loan Agreements
2	Property Address	Loan Agreements
3	City	Loan Agreements
4	State	Loan Agreements
5	Zip Code	Loan Agreements
6	Closed?	Loan Agreements
7	Closing Date	Loan Agreements
8	Project Cost	Investment Committee Memos
9	Interest Rate	Loan Agreements
10	Original Term	Loan Agreements
11	Initial Year on Tax Roll	Loan Agreements
12	Loan to Value Ratio	Loan Agreements, Appraisals, Investment Committee Memos
13	Assessment Loan to Value Ratio	Loan Agreements, Appraisals, Investment Committee Memos
14	Prepayment Penalty	Loan Agreements

We compared Characteristics 1 through 9, 11 and 14 (as set forth in the Closing Date Collateral Data File) to the corresponding information set forth in the provided Source Documents. With respect to Characteristics 10, 12 and 13, we recomputed the information based on inputs from the Source Documents. We noted no unresolved discrepancies between the Closing Date Collateral Data File and the Source Documents.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to the attributes of the Financial Institution Notes related to Financial Institution Note Securitization 2019-1 Ltd. Accordingly, we do not

express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•	Addressing the value of collateral securing any such assets being securitized
•	Addressing the compliance of the originator of the assets with federal, state and local laws and regulations
•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•	Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•	Forming any conclusion
•	Any other terms or requirements of the transaction that do not appear in this report

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than the Specified Parties, including investors and rating agencies, who are not identified as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Charlotte, North Carolina

April 17, 2020

Appendix A

PACE Asset Number	PACE Asset Name
1	Double Tree
2	Hotel Indigo
3	Pearl Point
4	Homewood Suites